SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Net change in non-cash working capital items:
Inventory	$ (2,720)	$ (1,986)
Prepaid expenses and other assets	(329)	(535)
Taxes recoverable	(2,075)	28
Taxes payable	(809)	687
Amounts due to related parties	(59)	(79)
Accounts payable and accrued liabilities	2,592	2,101
Amounts receivable	199	552
Net change in non-cash working capital	$ (3,201)	$ 768